UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

AmerInst Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Davies Captive Management Limited 25 Church Street,
Continental Building P.O. Box HM 1601, Hamilton, Bermuda HMGX
(Address of Principal Executive Office) (Zip Code)

(441) 295-2185
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K
CURRENT REPORT

Item 7.01         Regulation FD Disclosure.

On November 28, 2022, AmerInst Insurance Group, Ltd. (the “Registrant”) released the attached letter to shareholders (the “Letter to Shareholders”) regarding recent developments and the outlook for the Registrant. A copy of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter to Shareholders has been posted on the Registrant’s website, www.amerinst.bm, and can be accessed by clicking on the “Investor Information” tab and then clicking on the “Letters to Shareholders” link.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter to Shareholders, dated November 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Thomas B. Lillie
Thomas B. Lillie Chairman of the Board

Date: November 28, 2022